UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2023

PARKE BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-51338	65-1241959
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

601 Delsea Drive, Washington Township, New Jersey	08080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 256-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.10 per share	PKBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

PARKE BANCORP, INC.
INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2023, the Board of Directors of the Corporation adopted an amendment to Article II of Corporation's Bylaws. Article II was amended to add a revised Section 16 which provides, among other things, shareholders meetings may be held remotely, without the necessity of a physical location for the meeting or a state of emergency having been declared. This amendment to the Bylaws will allow shareholders to participate in meetings of shareholders by remote communication so long as the Board has implemented reasonable measures to (a) verify that each person participating remotely is a shareholder; and (b) provide each shareholder participating remotely with a reasonable opportunity to participate in the meeting, including an opportunity to vote on matters submitted to the shareholders, and to read or hear the proceedings of the meeting substantially concurrently with those proceedings.

The foregoing summary of the amendment to the Corporation’s Bylaws is not complete and is qualified in its entirety by reference to the complete text of such amendment, which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Section 8 - Other Events

Item 8.01 Other Events.

On September 20, 2023, Parke Bancorp, Inc. (the “Company”) announced the declaration of a cash dividend of $0.18 per share, payable on October 16, 2023, to shareholders of record as of the close of business on October 2, 2023. For further information, reference is made to the Company’s press release dated September 20, 2023, which is filed herewith as Exhibit 99.1, and incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01 Exhibits.

Exhibit No.	Description
3.1	Article II, Section 16, of the Bylaws of the Corporation
99.1	Press Release dated September 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
PARKE BANCORP, INC.

Date: September 20, 2023	By	/s/ John S. Kaufman
John S. Kaufman
Senior Vice President and Chief Financial Officer
(Duly Authorized Representative)